UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-36492	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 592-1670

(Registrant’s telephone number, including area code)

4040 Broadway, Suite 508

San Antonio, Texas 78209

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 17, 2017, Robert Schleizer was appointed as Interim Chief Financial Officer and principal accounting/financial officer of Enerjex Resources, Inc. (the “Company”). He replaced Douglas M. Wright who resigned to pursue other business opportunities.

Robert Schleizer, Age 63

Mr. Schleizer, has over 30 years of financial and operational experience serving private and public companies in financial and organization restructuring, crisis management, acquisitions and divestitures, and equity and debt financings across multiple industries. Since June 2017, he has served as Interim Chief Financial Officer of Camber Energy, Inc., an oil and gas company whose common stock trades on the NYSE American market. He is a co-founder of BlackBriar Advisors, LLC, a business renewal and acceleration firm, where he has served as Managing Partner since 2013. Prior to BlackBriar, Mr. Schleizer served as Chief Financial Officer and Director for Xponential, Inc., a public holding company that owned 34 specialty finance and retail stores, from 2001 to 2013, and as a Managing Director for BBK, an international financial advisory, where he provided restructuring and refinancing financial advisory services. Mr. Schleizer holds a Bachelor of Science in Accounting from Arizona State University and is a Certified Insolvency Restructuring Advisor (CIRA) and Certified Turnaround Professional.

Effective May 1, 2017, the Company entered into an agreement with Camber Energy, Inc., pursuant to which the Company will be responsible for performing certain general and administrative services for Camber for a fee of $150,000 per month. Richard E. Menchaca, a member of the Board of Directors of the Company, is a co-guarantor of bank debt held by Camber Energy, Inc. and Mr. Schleizer is also the Interim Chief Financial Officer of Camber Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: August 21, 2017	By:	/s/ Louis G. Schott
Louis G. Schott, Interim Chief Executive Officer